As filed with the Securities and Exchange Commission on June 18, 2013

Registration No. 333-178727

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Amendment No. 13

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	4899	27-1650905
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)

1250 N. Arlington Heights Road, Suite 500

Itasca, IL 60143

(630) 647-1400

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Marguerite M. Elias

Executive Vice President and General Counsel

1250 N. Arlington Heights Road, Suite 500

Itasca, IL 60143

(630) 647-1400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

with copies to:

Matthew E. Kaplan, Esq. Debevoise & Plimpton LLP 919 Third Avenue New York, New York 10022 (212) 909-6000	Rachel W. Sheridan, Esq. Latham & Watkins LLP 555 Eleventh Street, NW Suite 1000 Washington, D.C. 20004 (202) 637-2200

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box:  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common stock, par value $0.0001 per share	$215,050,000	$29,332.82

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) of the Securities Act of 1933. Includes the offering price of additional shares that the underwriters have the option to purchase.
(2)	Previously paid.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The sole purpose of this Amendment No. 13 to Registration Statement on Form S-1 (Registration No. 333-178727) is to file exhibit 10.5 to the registration statement as indicated in Item 16(a) of Part II of this amendment. No change is made to Part I or Part II of the registration statement, other than Item 16(a) of Part II, and those items have therefore been omitted. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II, the signature page of the registration statement and the exhibit 10.5 filed herewith.

The registrants acknowledge that, notwithstanding the inclusion of the foregoing cautionary statements, they are responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

Exhibit Numbers	Description

1.1**	Form of Underwriting Agreement

2.1**	Agreement and Plan of Merger, dated as of December 31, 2009, among AC HoldCo LLC, AC Holdco Inc., and AC Holdco Merger Sub Inc.

2.2**	Agreement and Plan of Merger, dated as of December 31, 2009 between AC Holdco Inc. and AC HoldCo LLC

3.1**	Form of Second Amended and Restated Certificate of Incorporation to be effective upon completion of the offering

3.2**	Form of Third Amended and Restated Certificate of Incorporation to be effective upon closing of the offering

3.3**	Form of Amended and Restated Bylaws to be effective upon completion of the offering

4.1**	Form of Common Stock Certificate

4.2**	Stockholders Agreement, dated as of December 31, 2009, among AC Holdco Inc. and certain stockholders named on the signature pages thereto

4.3**	Amendment No. 1 to the Stockholders Agreement, dated as of December 31, 2009, among AC Holdco Inc. and certain stockholders named on the signature pages thereto

4.4**	Amendment No. 2 to the Stockholders Agreement, dated as of December 21, 2012, among Gogo Inc. (f/k/a AC Holdco Inc.) and certain stockholders named on the signature pages thereto

4.5**	Registration Rights Agreement, dated as of December 31, 2009, by and between AC Holdco Inc. and the Class A Holders, the Ripplewood Investors, the Thorne Investors and the other investors named therein

5.1**	Opinion of Debevoise & Plimpton LLP

10.1.1**†	Amended and Restated In-Flight Connectivity Services Agreement, dated as of April 7, 2011, between Delta Air Lines, Inc. and Aircell LLC

10.1.2**†	Amendment No. 1 to the Amended and Restated In-Flight Connectivity Services Agreement, dated as of September 27, 2011, between Delta Air Lines Inc. and Gogo LLC (f/k/a Aircell LLC)

10.1.3**†	International In-Flight Connectivity Services Agreement, dated March 20, 2013, between Delta Air Lines Inc. and Gogo LLC

10.1.4**†	Third Amended and Restated In-Flight Connectivity Services Agreement, dated as of September 13, 2012, between American Airlines, Inc. and Gogo LLC

10.1.5**†	Amendment No. 1 to the Third Amended and Restated In-Flight Connectivity Services Agreement, dated as of September 13, 2012, between American Airlines, Inc. and Gogo LLC

10.1.6**†	In-Flight Connectivity Services Agreement, dated as of September 14, 2012, between American Airlines, Inc. and Gogo LLC

10.1.7**†	Development Agreement, dated as of September 4, 2007, by and between QUALCOMM Incorporated and Aircell LLC

10.1.8**†	Letter Amendment to the Development Agreement, dated as of December 19, 2007, by and between QUALCOMM Incorporated and Aircell LLC

10.1.9**†	Amendment No. 1 to the Development Agreement, dated as of December 11, 2008, by and between QUALCOMM Incorporated and Aircell LLC

10.1.10**†	Amendment No. 2 to the Development Agreement, dated as of April 11, 2011, by and between QUALCOMM Incorporated and Aircell LLC

Exhibit Numbers	Description

10.1.11**†	Letter Amendment to the Development Agreement, dated as of February 8, 2008, by and between QUALCOMM Incorporated and Aircell LLC
10.1.12**†	Amendment No. 3 to the Development Agreement, dated as of September 23, 2011, by and between QUALCOMM Incorporated and Gogo LLC (f/k/a Aircell LLC)
10.1.13**	Development, Test, and Deployment Products Standard Terms and Conditions, dated as of September 26, 2007, by and between QUALCOMM Incorporated and Aircell LLC
10.1.14**†	Manufacturing Services and Product Supply Agreement, dated September 4, 2007, by and between Aircell LLC and QUALCOMM Incorporated
10.1.15**†	Amendment No. 1 to Manufacturing Services and Product Supply Agreement, dated as of March 3, 2010 by and between QUALCOMM Incorporated and Aircell LLC
10.1.16**†	Amendment No. 2 to Manufacturing Services and Product Supply Agreement, dated as of April 8, 2011 by and between QUALCOMM Incorporated and Aircell LLC
10.1.17**†	Master Supply and Services Agreement, dated as of August 17, 2011, by and between ZTE USA, Inc. and Gogo LLC
10.1.18**†	Amendment No. 1 to the Master Supply and Services Agreement, dated as of January 1, 2013, by and between ZTE USA, Inc. and Gogo LLC
10.1.19**†	Iridium Global Service Provider Agreement, dated as of July 23, 2002, by and between Iridium Satellite LLC and Aircell, Inc.
10.1.20**†	Letter Amendment to the Iridium Global Service Provider Agreement, dated July 30, 2002, between Iridium Satellite LLC and Aircell, Inc.
10.1.21**†	Iridium Value Added Manufacturer Agreement, dated as of January 20, 2003, by and between Iridium Satellite LLC and Aircell, Inc.
10.1.22**†	Iridium Global Value Added Reseller Agreement, dated as of March 31, 2005, by and between Iridium Satellite LLC and Aircell, Inc.
10.1.23**†	Amendment to the Iridium Global Value Added Reseller Agreement, dated December 23, 2005, by and between Iridium Satellite LLC and Aircell, Inc.
10.1.24**†	Global Xpress Subscription Services Agreement, dated as of December 18, 2012, by and between Inmarsat S.A. and Gogo LLC
10.1.25**†	Master Service Agreement, dated as of April 25, 2008, by and between Intelsat Corporation and Aircell LLC
10.1.26**	Amendment No. 1 to the Master Services Agreements, dated as of November 14, 2012, by and between Intelsat Corporation and Gogo LLC
10.1.27**†	Intelsat Transponder Service Order No. 25426, dated August 21, 2012, by and between Intelsat Corporation and Gogo LLC
10.1.28**†	Intelsat Transponder Service Order No. 25439, dated August 21, 2012, by and between Intelsat Corporation and Gogo LLC
10.1.29**†	Intelsat Transponder Service Order No. 25541, dated August 21, 2012, by and between Intelsat Corporation and Gogo LLC
10.1.30**†	Intelsat Transponder Service Order No. 25550, dated August 21, 2012, by and between Intelsat Corporation and Gogo LLC
10.1.31**†	Intelsat Transponder Service Order No. 25438, dated August 21, 2012, by and between Intelsat Corporation and Gogo LLC
10.1.32**†	Intelsat Transponder Service Order No. 26078, dated March 12, 2013, by and between Intelsat Corporation and Gogo LLC
10.1.33**†	IntelsatONE Network Broadband Service Order No. 25811, dated November 20, 2012, by and between Intelsat Corporation and Gogo LLC
10.1.34**†	Amendment No. 1 to the IntelsatONE Network Broadband Service Order No. 25811, dated April 29, 2013, by and between Intelsat Corporation and Gogo LLC

Exhibit Numbers	Description
10.1.35**†	Master Services Agreement, dated as of August 17, 2012, by and between New Skies Satellites B.V. and Gogo LLC
10.1.36**†	Amendment No. 1 to the Master Services Agreements, dated as of August 17, 2012, by and between New Skies Satellites B.V. and Gogo LLC
10.1.37**†	Service Order, dated as of August 17, 2012, by and between New Skies Satellites B.V. and Gogo LLC
10.1.38**†	Service Order, dated as of August 17, 2012, by and between New Skies Satellites B.V. and Gogo LLC
10.1.39**†	Service Order, dated as of August 17, 2012, by and between New Skies Satellites B.V. and Gogo LLC
10.1.40**†	Product Manufacturing and Purchase Agreement, dated as of May 8, 2012, by and between AeroSat Avionics LLC and Gogo LLC
10.1.41**†	Product Development and Manufacturing Agreement, dated as of October 3, 2011, by and between XipLink, Inc. and Gogo LLC
10.1.42**	Single Licensee Software Escrow Agreement, dated as of February 2, 2013, by and between XipLink, Inc. and Gogo LLC
10.1.43**†	Amendment No. 1 to the Product Development and Manufacturing Agreement, dated as of October 3, 2011, by and between XipLink, Inc. and Gogo LLC
10.1.44**†	Amendment No. 2 to the Product Development and Manufacturing Agreement, dated as of October 3, 2011, by and between XipLink, Inc. and Gogo LLC
10.2.1§**	Employment Agreement by and between Aircell Holdings Inc., Aircell LLC and Michael J. Small, effective as of July 29, 2010
10.2.2§**	Employment Agreement by and between Aircell LLC and Norman Smagley, effective as of September 1, 2010
10.2.3§**	Employment Agreement by and between Aircell LLC and Ash ElDifrawi, effective as of October 25, 2010
10.2.4§**	Employment Agreement by and between Aircell LLC and John Wade, effective November 10, 2008
10.2.5§**	Amendment No. 1 to the Employment Agreement by and between Aircell LLC and John Wade, effective January 31, 2009
10.2.6§**	Employment Agreement by and between Aircell LLC and John Happ, effective March 31, 2008
10.2.7§**	Amendment No. 1 to the Employment Agreement by and between Aircell LLC and John Happ, effective January 1, 2009
10.2.8§**	Amendment No. 2 to the Employment Agreement by and between Aircell LLC and John Happ, effective January 1, 2011
10.2.9§**	Change in Control Severance Agreement dated March 6, 2013, between Gogo Inc. and Michael Small
10.2.10§**	Form of Change in Control Severance Agreement, for officers other than Michael Small
10.3.1§**	Aircell Holdings Inc. Stock Option Plan
10.3.2§**	Amendment No. 1 to the Aircell Holdings Inc. Stock Option Plan, effective as of June 2, 2010
10.3.3§**	Amendment No. 2 to the Aircell Holdings Inc. Stock Option Plan, dated December 14, 2011
10.3.4§**	Amendment No. 3 to the Aircell Holdings Inc. Stock Option Plan, effective as of May 31, 2013
10.3.5§**	Form of Stock Option Agreement for Aircell Holdings Inc. Stock Option Plan
10.3.6§**	Form of Stock Option Agreement for Aircell Holdings Inc. Stock Option Plan (for June 2013 grants)
10.4.1§**	AC Management LLC Plan
10.4.2§**	Amendment No. 1 to the AC Management LLC Plan, dated June 2, 2010

Exhibit Numbers	Description

10.5§	Gogo Inc. Omnibus Incentive Plan

10.6§**	Gogo Inc. Annual Incentive Plan

10.7§**	Gogo Inc. Section 409A Specified Employee Policy

10.8.1**	Form of Indemnification Agreement to be entered into between the Registrant and each of its directors

10.8.2**	Form of Indemnification Agreement to be entered into between the Registrant and each of its officers

10.9.1**	Credit Agreement, dated June 21, 2012, between Aircell Business Aviation Services LLC, Gogo LLC and Gogo Intermediate Holdings LLC, as Borrowers, the several lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent, and Morgan Stanley Senior Funding, Inc. and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Bookrunners

10.9.2**†	Amendment No. 1 to the Credit Agreement, dated April 4, 2013, between Aircell Business Aviation Services LLC, Gogo LLC and Gogo Intermediate Holdings LLC, as Borrowers, the several lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent, and Morgan Stanley Senior Funding, Inc. and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Bookrunners

10.9.3**	Guarantee and Collateral Agreement, dated June 21, 2012, between Aircell Business Aviation Services LLC, Gogo LLC and Gogo Intermediate Holdings LLC, and Morgan Stanley Senior Funding, Inc., as Collateral Agent

21.1**	List of Subsidiaries

23.1**	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

23.2**	Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1)

24.1**	Power of Attorney

24.2**	Power of Attorney (Robert H. Mundheim)

*	To be filed by amendment.
**	Previously filed.
§	Constitutes a compensatory plan or arrangement required to be filed with this prospectus.
†	Certain provisions of this exhibit have been omitted and separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Financial Statement Schedule

None. Financial statement schedules have been omitted since the required information is included in our consolidated financial statements contained elsewhere in this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Gogo Inc. has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Itasca, State of Illinois, on June 18, 2013.

GOGO INC.
By:	/S/ MARGUERITE M. ELIAS
Name:	Marguerite M. Elias
Title:	Executive Vice President and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on June 18, 2013 by the following persons in the capacities indicated.

Signature	Title

* Michael J. Small	President and Chief Executive Officer and Director (Principal Executive Officer)

* Norman Smagley	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

* Thomas E. McShane	Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)

* Ronald T. LeMay	Executive Chairman; Chairman of the Board

* Robert L. Crandall	Director

* Lawrence N. Lavine	Director

* Christopher Minnetian	Director

* Robert H. Mundheim	Director

* Oakleigh Thorne	Director

* Charles C. Townsend	Director

* Harris N. Williams	Director

*By:	/S/ MARGUERITE M. ELIAS
Marguerite M. Elias Attorney-in-Fact

EXHIBIT INDEX

Exhibit Numbers	Description

1.1**	Form of Underwriting Agreement

2.1**	Agreement and Plan of Merger, dated as of December 31, 2009, among AC HoldCo LLC, AC Holdco Inc., and AC Holdco Merger Sub Inc.

2.2**	Agreement and Plan of Merger, dated as of December 31, 2009 between AC Holdco Inc. and AC HoldCo LLC

3.1**	Form of Second Amended and Restated Certificate of Incorporation to be effective upon completion of the offering

3.2**	Form of Third Amended and Restated Certificate of Incorporation to be effective upon closing of the offering

3.3**	Form of Amended and Restated Bylaws to be effective upon completion of the offering

4.1**	Form of Common Stock Certificate

4.2**	Stockholders Agreement, dated as of December 31, 2009, among AC Holdco Inc. and certain stockholders named on the signature pages thereto

4.3**	Amendment No. 1 to the Stockholders Agreement, dated as of December 31, 2009, among AC Holdco Inc. and certain stockholders named on the signature pages thereto

4.4**	Amendment No. 2 to the Stockholders Agreement, dated as of December 21, 2012, among Gogo Inc. (f/k/a AC Holdco Inc.) and certain stockholders named on the signature pages thereto

4.5**	Registration Rights Agreement, dated as of December 31, 2009, by and between AC Holdco Inc. and the Class A Holders, the Ripplewood Investors, the Thorne Investors and the other investors named therein

5.1**	Opinion of Debevoise & Plimpton LLP

10.1.1**†	Amended and Restated In-Flight Connectivity Services Agreement, dated as of April 7, 2011, between Delta Air Lines, Inc. and Aircell LLC

10.1.2**†	Amendment No. 1 to the Amended and Restated In-Flight Connectivity Services Agreement, dated as of September 27, 2011, between Delta Air Lines Inc. and Gogo LLC (f/k/a Aircell LLC)

10.1.3**†	International In-Flight Connectivity Services Agreement, dated March 20, 2013, between Delta Air Lines Inc. and Gogo LLC

10.1.4**†	Third Amended and Restated In-Flight Connectivity Services Agreement, dated as of September 13, 2012, between American Airlines, Inc. and Gogo LLC

10.1.5**†	Amendment No. 1 to the Third Amended and Restated In-Flight Connectivity Services Agreement, dated as of September 13, 2012, between American Airlines, Inc. and Gogo LLC

10.1.6**†	In-Flight Connectivity Services Agreement, dated as of September 14, 2012, between American Airlines, Inc. and Gogo LLC

10.1.7**†	Development Agreement, dated as of September 4, 2007, by and between QUALCOMM Incorporated and Aircell LLC

10.1.8**†	Letter Amendment to the Development Agreement, dated as of December 19, 2007, by and between QUALCOMM Incorporated and Aircell LLC

10.1.9**†	Amendment No. 1 to the Development Agreement, dated as of December 11, 2008, by and between QUALCOMM Incorporated and Aircell LLC

10.1.10**†	Amendment No. 2 to the Development Agreement, dated as of April 11, 2011, by and between QUALCOMM Incorporated and Aircell LLC

10.1.11**†	Letter Amendment to the Development Agreement, dated as of February 8, 2008, by and between QUALCOMM Incorporated and Aircell LLC

Exhibit Numbers	Description

10.1.12**†	Amendment No. 3 to the Development Agreement, dated as of September 23, 2011, by and between QUALCOMM Incorporated and Gogo LLC (f/k/a Aircell LLC)

10.1.13**	Development, Test, and Deployment Products Standard Terms and Conditions, dated as of September 26, 2007, by and between QUALCOMM Incorporated and Aircell LLC

10.1.14**†	Manufacturing Services and Product Supply Agreement, dated September 4, 2007, by and between Aircell LLC and QUALCOMM Incorporated

10.1.15**†	Amendment No. 1 to Manufacturing Services and Product Supply Agreement, dated as of March 3, 2010 by and between QUALCOMM Incorporated and Aircell LLC

10.1.16**†	Amendment No. 2 to Manufacturing Services and Product Supply Agreement, dated as of April 8, 2011 by and between QUALCOMM Incorporated and Aircell LLC

10.1.17**†	Master Supply and Services Agreement, dated as of August 17, 2011, by and between ZTE USA, Inc. and Gogo LLC

10.1.18**†	Amendment No. 1 to the Master Supply and Services Agreement, dated as of January 1, 2013, by and between ZTE USA, Inc. and Gogo LLC

10.1.19**†	Iridium Global Service Provider Agreement, dated as of July 23, 2002, by and between Iridium Satellite LLC and Aircell, Inc.

10.1.20**†	Letter Amendment to the Iridium Global Service Provider Agreement, dated July 30, 2002, between Iridium Satellite LLC and Aircell, Inc.

10.1.21**†	Iridium Value Added Manufacturer Agreement, dated as of January 20, 2003, by and between Iridium Satellite LLC and Aircell, Inc.

10.1.22**†	Iridium Global Value Added Reseller Agreement, dated as of March 31, 2005, by and between Iridium Satellite LLC and Aircell, Inc.

10.1.23**†	Amendment to the Iridium Global Value Added Reseller Agreement, dated December 23, 2005, by and between Iridium Satellite LLC and Aircell, Inc.

10.1.24**†	Global Xpress Subscription Services Agreement, dated as of December 18, 2012, by and between Inmarsat S.A. and Gogo LLC

10.1.25**†	Master Service Agreement, dated as of April 25, 2008, by and between Intelsat Corporation and Aircell LLC

10.1.26**	Amendment No. 1 to the Master Services Agreements, dated as of November 14, 2012, by and between Intelsat Corporation and Gogo LLC

10.1.27**†	Intelsat Transponder Service Order No. 25426, dated August 21, 2012, by and between Intelsat Corporation and Gogo LLC

10.1.28**†	Intelsat Transponder Service Order No. 25439, dated August 21, 2012, by and between Intelsat Corporation and Gogo LLC

10.1.29**†	Intelsat Transponder Service Order No. 25541, dated August 21, 2012, by and between Intelsat Corporation and Gogo LLC

10.1.30**†	Intelsat Transponder Service Order No. 25550, dated August 21, 2012, by and between Intelsat Corporation and Gogo LLC

10.1.31**†	Intelsat Transponder Service Order No. 25438, dated August 21, 2012, by and between Intelsat Corporation and Gogo LLC

10.1.32**†	Intelsat Transponder Service Order No. 26078, dated March 12, 2013, by and between Intelsat Corporation and Gogo LLC

10.1.33**†	IntelsatONE Network Broadband Service Order No. 25811, dated November 20, 2012, by and between Intelsat Corporation and Gogo LLC

Exhibit Numbers	Description
10.1.34**†	Amendment No. 1 to the IntelsatONE Network Broadband Service Order No. 25811, dated April 29, 2013, by and between Intelsat Corporation and Gogo LLC

10.1.35**†	Master Services Agreement, dated as of August 17, 2012, by and between New Skies Satellites B.V. and Gogo LLC

10.1.36**†	Amendment No. 1 to the Master Services Agreements, dated as of August 17, 2012, by and between New Skies Satellites B.V. and Gogo LLC

10.1.37**†	Service Order, dated as of August 17, 2012, by and between New Skies Satellites B.V. and Gogo LLC

10.1.38**	Service Order, dated as of August 17, 2012, by and between New Skies Satellites B.V. and Gogo LLC

10.1.39**†	Service Order, dated as of August 17, 2012, by and between New Skies Satellites B.V. and Gogo LLC

10.1.40**†	Product Manufacturing and Purchase Agreement, dated as of May 8, 2012, by and between AeroSat Avionics LLC and Gogo LLC

10.1.41**†	Product Development and Manufacturing Agreement, dated as of October 3, 2011, by and between XipLink, Inc. and Gogo LLC

10.1.42**	Single Licensee Software Escrow Agreement, dated as of February 2, 2013, by and between XipLink, Inc. and Gogo LLC

10.1.43**†	Amendment No. 1 to the Product Development and Manufacturing Agreement, dated as of October 3, 2011, by and between XipLink, Inc. and Gogo LLC

10.1.44**†	Amendment No. 2 to the Product Development and Manufacturing Agreement, dated as of October 3, 2011, by and between XipLink, Inc. and Gogo LLC

10.2.1§**	Employment Agreement by and between Aircell Holdings Inc., Aircell LLC and Michael J. Small, effective as of July 29, 2010

10.2.2§**	Employment Agreement by and between Aircell LLC and Norman Smagley, effective as of September 1, 2010

10.2.3§**	Employment Agreement by and between Aircell LLC and Ash ElDifrawi, effective as of October 25, 2010

10.2.4§**	Employment Agreement by and between Aircell LLC and John Wade, effective November 10, 2008

10.2.5§**	Amendment No. 1 to the Employment Agreement by and between Aircell LLC and John Wade, effective January 31, 2009

10.2.6§**	Employment Agreement by and between Aircell LLC and John Happ, effective March 31, 2008

10.2.7§**	Amendment No. 1 to the Employment Agreement by and between Aircell LLC and John Happ, effective January 1, 2009

10.2.8§**	Amendment No. 2 to the Employment Agreement by and between Aircell LLC and John Happ, effective January 1, 2011

10.2.9§**	Change in Control Severance Agreement dated March 6, 2013, between Gogo Inc. and Michael Small

10.2.10§**	Form of Change in Control Severance Agreement, for officers other than Michael Small

10.3.1§**	Aircell Holdings Inc. Stock Option Plan

10.3.2§**	Amendment No. 1 to the Aircell Holdings Inc. Stock Option Plan, effective as of June 2, 2010

10.3.3§**	Amendment No. 2 to the Aircell Holdings Inc. Stock Option Plan, dated December 14, 2011

10.3.4§**	Amendment No. 3 to the Aircell Holdings Inc. Stock Option Plan, effective as of May 31, 2013

Exhibit Numbers	Description

10.3.5§**	Form of Stock Option Agreement for Aircell Holdings Inc. Stock Option Plan

10.3.6§**	Form of Stock Option Agreement for Aircell Holdings Inc. Stock Option Plan (for June 2013 grants)

10.4.1§**	AC Management LLC Plan

10.4.2§**	Amendment No. 1 to the AC Management LLC Plan, dated June 2, 2010

10.5§	Gogo Inc. Omnibus Incentive Plan

10.6§**	Gogo Inc. Annual Incentive Plan

10.7§**	Gogo Inc. Section 409A Specified Employee Policy

10.8.1**	Form of Indemnification Agreement to be entered into between the Registrant and each of its directors

10.8.2**	Form of Indemnification Agreement to be entered into between the Registrant and each of its officers

10.9.1**	Credit Agreement, dated June 21, 2012, between Aircell Business Aviation Services LLC, Gogo LLC and Gogo Intermediate Holdings LLC, as Borrowers, the several lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent, and Morgan Stanley Senior Funding, Inc. and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Bookrunners

10.9.2**†	Amendment No. 1 to the Credit Agreement, dated April 4, 2013, between Aircell Business Aviation Services LLC, Gogo LLC and Gogo Intermediate Holdings LLC, as Borrowers, the several lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent, and Morgan Stanley Senior Funding, Inc. and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Bookrunners

10.9.3**	Guarantee and Collateral Agreement, dated June 21, 2012, between Aircell Business Aviation Services LLC, Gogo LLC and Gogo Intermediate Holdings LLC, and Morgan Stanley Senior Funding, Inc., as Collateral Agent

21.1**	List of Subsidiaries

23.1**	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

23.2**	Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1)

24.1**	Power of Attorney

24.2**	Power of Attorney (Robert H. Mundheim)

*	To be filed by amendment.
**	Previously filed.
§	Constitutes a compensatory plan or arrangement required to be filed with this prospectus.
†	Certain provisions of this exhibit have been omitted and separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.